INTANGIBLE ASSETS (Details) - USD ($)	Sep. 30, 2021	Dec. 31, 2020	Dec. 31, 2019
Total intangible assets	$ 50,656	$ 59,146	$ 0
Less: Accumulated amortization	(10,310)	(4,234)	0
Intangible assets, net	40,346	54,912	0
Distribution software [Member]
Total intangible assets	38,376	37,914	0
Patents acquired from related party [Member]
Total intangible assets	$ 12,280	$ 21,232	$ 0